EXHIBIT 9.1


                                VOTING AGREEMENT



         THIS VOTING AGREEMENT, dated as of February 15, 2000 (this "AGREEMENT"), is made and entered into by and among Healtheon/WebMD Corporation, a Delaware corporation ("HEALTEON/WEBMD"), Tech Acquisition Corporation, a Washington corporation and wholly owned subsidiary of Healtheon/WebMD ("MERGER CORP"), OnHealth Network Company, a Washington corporation ("COMPANY"), and certain stockholders and optionholders of Company who have executed a signature page hereto (each a "STOCKHOLDER").


                                    PREAMBLE


         The Stockholder is a stockholder (or optionholder) of Company and desires that Healteon/WebMD, Merger Corp, and Company enter into an Agreement and Plan of Merger dated the date hereof (as the same may be amended or supplemented, the "MERGER AGREEMENT") with respect to the merger of Merger Corp and Company (the "MERGER"). The Stockholder is executing this Agreement as an inducement to Healteon/WebMD and Company to enter into and execute, and to cause Merger Corp to enter into and execute, the Merger Agreement.

         All capitalized terms used herein which are not defined herein shall have the same meanings as ascribed to them in the Merger Agreement.


         NOW, THEREFORE, in consideration of the execution and delivery by Healteon/WebMD, Merger Corp and Company of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

         1. REPRESENTATIONS AND WARRANTIES. (a) The Stockholder severally and not jointly represents and warrants to Healteon/WebMD, Merger Corp and Company as follows:

                           (i) As of the date hereof, the Stockholder is the record owner of shares of or options to purchase the Company Common Stock set forth on SCHEDULE 1 to this Agreement (the "COMPANY COMMON STOCK"). Except for the Company Common Stock set forth on SCHEDULE 1 to this Agreement, the Stockholder is not the record owner of any shares of Company Common Stock. The Company Common Stock set forth on SCHEDULE 1 to this Agreement and any other Company Common Stock that the Stockholder may acquire in the future are referred to herein as the "SHARES." This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or the availability of equitable remedies, and the execution and delivery of this Agreement will not violate or result in a default under any agreement to which the Stockholder is a party. Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will (A) violate, or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholder or the Stockholder's Shares or (B) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which the Stockholder is a party or by which the Stockholder is bound.

                           (ii) Except as set forth on SCHEDULE 1, such Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever that would interfere with the voting of the Shares or the granting of any proxy, except for any such encumbrances or proxies arising hereunder.

                           (iii) The Stockholder understands and acknowledges that Healteon/WebMD, Merger Corp and Company are entering the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger Agreement by Healtheon/WebMD, Merger Corp and Company.

                  (b) Each of Healtheon/WebMD, Merger Corp and Company represents and warrants to Stockholder that this Agreement has been duly authorized, executed and delivered by and constitutes a valid and binding agreement of such corporation, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies, and the execution and delivery of this Agreement will not violate or result in a default under any agreement to which such corporation is a party.

         2. VOTING AGREEMENT. The Stockholder severally agrees with, and covenants to, Healtheon/WebMD, Merger Corp and Company that, during the term of this Agreement, at the Company Stockholders Meeting and all other meetings of Stockholders, or at any adjournment thereof or in any other circumstances upon which a vote, consent, agreement or other approval is sought, the Stockholder shall vote (or cause to be voted) the Stockholder's Shares (and all shares of Company Common Stock for which such Stockholder has been granted a proxy) and shall otherwise consent or agree as follows: (a) vote in favor of the Merger and the adoption of the Merger Agreement and each of the transactions contemplated thereby, and (b) agree to take any other action reasonably requested by Healtheon/WebMD and Merger Corp necessary or appropriate to cause the conditions to the Merger to be satisfied. Stockholder, as a holder of Company Common Stock, shall be present in person or by proxy at all meetings of stockholders of Company so that all Shares are counted for purposes of determining the presence of a quorum at such meetings.

         3. COVENANTS. The Stockholder severally agrees with, and covenants to, Healtheon/WebMD, Merger Corp and Company that prior to the termination of this Agreement, the Stockholder shall not (i) without the prior written consent of Healtheon/WebMD (which shall not be unreasonably withheld if the transferee executes this Agreement and is an affiliate of Company at the time of the transfer) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, or consent to any transfer
of) any or all of the Stockholder's Shares or any interest therein; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein; (iii) grant any proxy, power of attorney or other authorization in or with respect to such Shares; or (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares.

         4.       GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY.

                  (a) The Stockholder hereby irrevocably grants to, and appoints, Jeffrey T. Arnold, Chief Executive Officer of Healtheon/WebMD, W. Michael Long, Chairman and Chief Operating Officer of Healtheon/WebMD, Robert Draughon, Vice President of Healtheon/WebMD, and Jack Dennison, Vice President of Healtheon/WebMD, or any one of them, in their respective capacities as officers of Healtheon/WebMD, and any individual who shall hereafter succeed to any such office of Healtheon/WebMD, and each of them individually, the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Stockholder's Shares at any meeting of stockholders of Company (including without limitation the Company Stockholders Meeting), or at any adjournment thereof or in any other circumstances upon which a vote, agreement, consent or other approval is sought, on the matters set forth in
         Section 2 hereof and to request in writing in accordance with the Bylaws of Company, or other appropriate manner, that the President or Secretary of Company call a special meeting of the stockholders of Company to vote on the matters set forth in Section 2 hereof. Such attorney-in-fact may evidence the taking of any action, giving of any consent or the voting of the Shares by the execution of any document or instrument for such purpose in the name of the Stockholder.

                  (b) The Stockholder represents that any proxies given in respect of the Stockholder's Shares prior to the granting of the proxy set forth in this Agreement are not irrevocable, and that any such proxies are hereby revoked.

                  (c) The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY IS EXECUTED AND INTENDED TO BE IRREVOCABLE IN


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

         ACCORDANCE WITH THE PROVISIONS OF SECTION 23B.07.220 OF THE WBCA.

         5. CERTAIN EVENTS. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholder's successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Company, or the acquisition of additional shares of Company Capital Stock or other voting securities of Company by any Stockholder, the number of Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Capital Stock or other voting securities of Company issued to or acquired by the Stockholder.

         6. FURTHER ASSURANCES. The Stockholder shall, upon request of Healtheon/WebMD and Merger Corp execute and deliver any additional documents and take such further actions as may reasonably be deemed by Healtheon/WebMD and Merger Corp to be necessary or desirable to carry out the provisions hereof and to vest the power to vote such Stockholder's Shares as contemplated by Section 4 in Healtheon/WebMD and the other irrevocable proxies described therein at the expense of Healtheon/WebMD.

         7. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder; including without limitation, the proxy set forth in Section 4, shall terminate upon the first to occur of (i) the Effective Time of the Merger, (ii) the date upon which the Merger Agreement is terminated in accordance with its terms or (iii) October 31, 2000.

         8.       MISCELLANEOUS.

                  (a)  This   Agreement   may  be   executed   in  two  or  more
         counterparts, all of which shall be considered one and the same agreement.

                  (b) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  (d) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any assignment in violation of the foregoing shall be void.


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

                  (e) The Stockholder agrees that irreparable damage would occur and that Healtheon/WebMD, Merger Corp or Company would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Healtheon/WebMD, Merger Corp or Company shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

                  (f) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, (i) be held by a court of competent jurisdiction to be invalid, void or unenforceable or (ii) would preclude the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

                  (g) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                      [SIGNATURES APPEAR ON THE NEXT PAGE]




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



                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.


                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                            "STOCKHOLDER"


                                            VAN WAGONER FUNDS, INC.


                                            /S/ GARRETT R. VAN WAGONER
                                            -----------------------------------
                                            Print Name:  GARRETT R. VAN WAGONER
                                                        -----------------------
                                                         President






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


                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           EALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           JON C. BAKER


                                           /S/ JON C. BAKER
                                           ------------------------------------
                                           Print Name: JON C. BAKER


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


                   IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                            "STOCKHOLDER"

                                            DAVID R. WILMERDING


                                            /S/ DAVID R. WILMERDING
                                            -----------------------------------
                                            Print Name: DAVID R. WILMERDING



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



                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           MICHAEL A. BROCHU


                                           /S/ MICHEAL A. BROCHU
                                           ------------------------------------
                                           Print Name: MICHAEL A. BROCHU



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


                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           REBECCA FARWELL


                                           /S/ REBECCA FARWELL
                                           ------------------------------------
                                           Print Name: REBECCA FARWELL




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




                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           ROBERT N. GOODMAN


                                           /S/ ROBERT N. GOODMAN
                                           ---------------------------------
                                           Print Name: ROBERT N. GOODMAN



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


                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                                     HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           ANN KIRSCHNER


                                           /S/ ANN KIRSCHNER
                                           -----------------------------
                                           Print Name: ANN KIRSCHNER


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


                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           RAM SHRIRAM


                                            /S/ RAM SHRIRAM
                                            -----------------------------------
                                            Print Name: RAM SHRIRAM




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




                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           RONALD STEVENS


                                           /S/ RONALD STEVENS
                                           ------------------------------------
                                           Print Name: RONALD STEVENS


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


                  IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the day and year first above written.

                                           HEALTHEON/WEBMD CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   EXECUTIVE VICE PRESIDENT
                                                -------------------------------


                                           TECH ACQUISITION CORPORATION


                                           By:  /S/ W. MICHAEL HEEKIN
                                                -------------------------------
                                           Title:   VICE PRESIDENT
                                                 ------------------------------


                                           ONHEALTH NETWORK COMPANY


                                           By:  /S/ ROBERT N. GOODMAN
                                                -------------------------------
                                           Title:   CHIEF EXECUTIVE OFFICER
                                                -------------------------------


                                           "STOCKHOLDER"

                                           RICK THOMPSON


                                           /S/ RICK THOMPSON
                                           ------------------------------------
                                           Print Name: RICK THOMPSON




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




                                   SCHEDULE 1
                                   ----------

     ----------------------------------- -----------------------------------
            STOCKHOLDER'S NAME                NUMBER OF SHARES HELD
     ----------------------------------- -----------------------------------
     ----------------------------------- -----------------------------------
       Jon C. Baker                                     547,150
     ----------------------------------- -----------------------------------
     ----------------------------------- -----------------------------------
       Van Wagoner Funds, Inc.                         9,823,650
     ----------------------------------- -----------------------------------
     ----------------------------------- -----------------------------------
       David R. Wilmerding                              675,150
     ----------------------------------- -----------------------------------








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